JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited)

Investments		Principal Amount ($000)	Value ($000)

FOREIGN GOVERNMENT SECURITIES - 64.1%

Angola - 1.3%
Republic of Angola
8.00%, 11/26/2029(a)		3,610	3,001
8.00%, 11/26/2029(b)		350	291
9.38%, 5/8/2048(b)		406	332

			3,624

Argentina - 1.2%
Argentine Republic
6.88%, 4/22/2021(c)		1,562	701
5.63%, 1/26/2022(c)		1,150	507
8.28%, 12/31/2033(c)		1,979	1,002
7.13%, 7/6/2036(c)		603	256
7.63%, 4/22/2046(c)		2,098	897
7.13%, 6/28/2117(c)		182	75

			3,438

Armenia - 0.1%
Republic of Armenia
3.95%, 9/26/2029(a)		390	385

Azerbaijan - 0.3%
Republic of Azerbaijan
3.50%, 9/1/2032(b)		800	796

Bahrain - 1.5%
Kingdom of Bahrain
6.13%, 8/1/2023(b)		500	531
7.00%, 1/26/2026(b)		1,200	1,345
7.00%, 10/12/2028(b)		1,160	1,297
6.75%, 9/20/2029(b)		994	1,098

			4,271

Belarus - 1.1%
Republic of Belarus
6.38%, 2/24/2031(a)		3,170	3,059

Bermuda - 0.2%
Bermuda Government Bond
4.85%, 2/6/2024(b)		643	704

Bolivia, Plurinational State of - 0.3%
Plurinational State of Bolivia
4.50%, 3/20/2028(b)		1,000	884

Brazil - 1.6%
Federative Republic of Brazil
2.88%, 6/6/2025		760	771
3.88%, 6/12/2030		640	653
5.63%, 1/7/2041		2,300	2,606
4.75%, 1/14/2050		650	672

			4,702

Colombia - 1.5%
Republic of Colombia
3.13%, 4/15/2031		700	726
5.00%, 6/15/2045		2,441	3,016
4.13%, 5/15/2051		413	459

			4,201

Costa Rica - 0.2%
Republic of Costa Rica
4.25%, 1/26/2023(b)		450	430

Czech Republic - 0.3%
Czech Republic
4.85%, 11/26/2057(b)	CZK	9,350	716

Dominican Republic - 1.6%
Dominican Republic Government Bond
6.88%, 1/29/2026(b)		500	550
6.40%, 6/5/2049(a)		2,040	2,059
5.88%, 1/30/2060(a)		1,930	1,840

			4,449

Ecuador - 1.1%
Republic of Ecuador
10.75%, 3/28/2022(b)(c)(d)		1,536	826
8.75%, 6/2/2023(b)(c)(d)		1,050	551
7.95%, 6/20/2024(b)(c)(d)		200	107
9.63%, 6/2/2027(b)(c)(d)		705	356
8.88%, 10/23/2027(b)(c)(d)		2,400	1,212
9.50%, 3/27/2030(a)(c)(d)		419	216

			3,268

Egypt - 3.4%
Arab Republic of Egypt
5.75%, 5/29/2024(a)		1,900	1,919
5.88%, 6/11/2025(b)		500	506
7.50%, 1/31/2027(b)		3,400	3,543
7.05%, 1/15/2032(a)		2,640	2,497
8.50%, 1/31/2047(b)		1,033	1,019
8.15%, 11/20/2059(a)		250	232

			9,716

El Salvador - 1.8%
Republic of El Salvador
7.75%, 1/24/2023(b)		270	265
5.88%, 1/30/2025(b)		320	290
8.63%, 2/28/2029(b)		1,020	999
7.63%, 2/1/2041(b)		2,100	1,843
9.50%, 7/15/2052(a)		1,810	1,836

			5,233

Ethiopia - 0.1%
Federal Democratic Republic of Ethiopia
6.63%, 12/11/2024(b)		367	362

Gabon - 0.4%
Gabonese Republic
6.38%, 12/12/2024(b)		359	353
6.95%, 6/16/2025(b)		402	394
6.63%, 2/6/2031(a)		500	474

			1,221

Ghana - 1.6%
Republic of Ghana
7.63%, 5/16/2029(b)		2,850	2,641
10.75%, 10/14/2030(b)		570	680
8.75%, 3/11/2061(a)		1,400	1,233

			4,554

Guatemala - 0.7%
Republic of Guatemala
5.38%, 4/24/2032(a)		650	736
6.13%, 6/1/2050(a)		1,100	1,340

			2,076

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
Honduras - 0.3%
Republic of Honduras
6.25%, 1/19/2027(b)		445	482
5.63%, 6/24/2030(a)		280	293

			775

Hungary - 0.5%
Hungary Government Bond
7.63%, 3/29/2041		774	1,345

Iraq - 0.4%
Republic of Iraq
5.80%, 1/15/2028(b)		1,266	1,166

Israel - 0.6%
State of Israel Government Bond
3.88%, 7/3/2050		970	1,207
4.50%, 4/3/2120		340	488

			1,695

Ivory Coast - 0.9%
Republic of Cote d’Ivoire
6.38%, 3/3/2028(b)		1,350	1,374
6.13%, 6/15/2033(b)		1,289	1,257

			2,631

Jamaica - 1.0%
Jamaica Government Bond
8.00%, 3/15/2039		511	672
7.88%, 7/28/2045		1,605	2,090

			2,762

Jordan - 0.5%
Hashemite Kingdom of Jordan
5.85%, 7/7/2030(a)		1,520	1,518

Kenya - 1.7%
Republic of Kenya
6.88%, 6/24/2024(b)		3,600	3,646
8.25%, 2/28/2048(b)		1,350	1,317

			4,963

Lebanon - 0.5%
Lebanese Republic
6.38%, 3/9/2020(c)		3,165	601
6.15%, 6/19/2020(c)		1,450	266
6.85%, 3/23/2027(b)(c)		727	118
6.65%, 11/3/2028(b)(c)		2,678	432
6.65%, 2/26/2030(b)(c)		708	117

			1,534

Malaysia - 0.5%
1MDB Global Investments Ltd.
4.40%, 3/9/2023(b)		1,400	1,386

Mexico - 0.7%
United Mexican States
4.75%, 3/8/2044		600	682
4.60%, 2/10/2048		750	836
5.75%, 10/12/2110		400	480

			1,998

Morocco - 0.4%
Kingdom of Morocco
5.50%, 12/11/2042(b)		800	1,009

Mozambique - 0.2%
Republic of Mozambique
5.00%, 9/15/2031(a)(d)		700	591

Nigeria - 2.0%
Federal Republic of Nigeria
7.63%, 11/21/2025(b)		2,000	2,062
6.50%, 11/28/2027(b)		1,000	950
7.14%, 2/23/2030(b)		300	287
7.88%, 2/16/2032(b)		1,864	1,796
7.63%, 11/28/2047(b)		750	684

			5,779

Oman - 1.3%
Sultanate of Oman Government Bond
5.38%, 3/8/2027(b)		2,644	2,505
6.00%, 8/1/2029(b)		209	198
6.75%, 1/17/2048(b)		1,272	1,125

			3,828

Panama - 1.3%
Republic of Panama
4.50%, 4/1/2056		1,080	1,452
3.87%, 7/23/2060		1,850	2,296

			3,748

Paraguay - 1.5%
Republic of Paraguay
4.95%, 4/28/2031(a)		900	1,022
6.10%, 8/11/2044(b)		1,368	1,817
5.40%, 3/30/2050(a)		1,200	1,495

			4,334

Peru - 1.4%
Republic of Peru
5.94%, 2/12/2029(a)	PEN	670	227
8.75%, 11/21/2033		500	873
5.63%, 11/18/2050		1,750	2,983

			4,083

Philippines - 2.5%
Republic of Philippines
7.75%, 1/14/2031		1,150	1,790
3.70%, 2/2/2042		2,150	2,622
2.95%, 5/5/2045		2,450	2,744

			7,156

Qatar - 2.5%
State of Qatar
4.63%, 6/2/2046(b)		700	959
4.82%, 3/14/2049(b)		2,550	3,643
4.40%, 4/16/2050(a)		1,870	2,534

			7,136

Romania - 0.7%
Romania Government Bond
4.63%, 4/3/2049(b)	EUR	1,389	1,959

Russia - 2.7%
Russian Federation
5.88%, 9/16/2043(b)		2,200	3,115
5.25%, 6/23/2047(b)		3,400	4,650

			7,765

Saudi Arabia - 2.0%
Kingdom of Saudi Arabia
4.38%, 4/16/2029(b)		600	715
4.50%, 10/26/2046(b)		1,460	1,849
5.00%, 4/17/2049(b)		400	548
4.50%, 4/22/2060(a)		1,900	2,484

			5,596

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
Senegal - 1.5%
Republic of Senegal
6.25%, 7/30/2024(b)		3,150	3,284
6.75%, 3/13/2048(b)		950	900

			4,184

Serbia - 1.1%
Republic of Serbia
4.50%, 1/11/2026	RSD	239,890	2,606
5.88%, 2/8/2028	RSD	50,000	587

			3,193

South Africa - 2.1%
Republic of South Africa
4.67%, 1/17/2024		950	979
4.85%, 9/30/2029		2,550	2,442
6.25%, 3/8/2041		1,200	1,181
5.00%, 10/12/2046		400	333
5.75%, 9/30/2049		1,250	1,111

			6,046

Sri Lanka - 1.6%
Democratic Socialist Republic of Sri Lanka
6.35%, 6/28/2024(a)		520	411
6.85%, 11/3/2025(b)		1,900	1,450
6.20%, 5/11/2027(b)		1,050	769
6.75%, 4/18/2028(b)		1,208	884
7.85%, 3/14/2029(b)		1,460	1,089

			4,603

Trinidad and Tobago - 0.3%
Republic of Trinidad and Tobago
4.50%, 6/26/2030(a)		830	813

Turkey - 2.1%
Republic of Turkey
5.75%, 3/22/2024		1,250	1,195
5.13%, 2/17/2028		600	530
7.63%, 4/26/2029		750	759
4.88%, 4/16/2043		4,137	3,126
Turkiye Ihracat Kredi Bankasi A/S
8.25%, 1/24/2024(a)		340	346

			5,956

Ukraine - 4.6%
Ukraine Government Bond
7.75%, 9/1/2020(b)		1,400	1,400
17.25%, 9/30/2020(b)	UAH	28,687	1,039
7.75%, 9/1/2023(b)		2,350	2,438
7.75%, 9/1/2024(b)		1,150	1,187
15.84%, 2/26/2025(b)	UAH	45,620	1,803
7.75%, 9/1/2025(b)		2,800	2,888
7.75%, 9/1/2027(b)		713	728
0.00%, 5/31/2040(b)(e)		1,756	1,533

			13,016

United Arab Emirates - 1.0%
United Arab Emirates Government Bond
4.13%, 10/11/2047(b)		1,550	2,022
4.00%, 7/28/2050(a)		710	745

			2,767

Uruguay - 2.7%
Oriental Republic of Uruguay
7.88%, 1/15/2033		1,300	2,057
5.10%, 6/18/2050		1,488	2,084
4.98%, 4/20/2055		2,560	3,559

			7,700

Venezuela, Bolivarian Republic of - 0.1%
Bolivarian Republic of Venezuela
7.75%, 10/13/2019(b)(c)		91	6
12.75%, 8/23/2022(b)(c)		1,470	96
9.25%, 5/7/2028(b)(c)		2,130	133

			235

Vietnam - 0.2%
Socialist Republic of Vietnam
4.80%, 11/19/2024(b)		600	663

Zambia - 0.4%
Republic of Zambia
8.97%, 7/30/2027(b)		2,245	1,271

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $188,508)			183,293

CORPORATE BONDS - 29.5%

Azerbaijan - 0.3%
State Oil Co. of the Azerbaijan Republic
6.95%, 3/18/2030(b)		700	843

Bahrain - 0.6%
Oil and Gas Holding Co. BSCC (The)
7.63%, 11/7/2024(a)		500	546
8.38%, 11/7/2028(a)		1,100	1,238

			1,784

Belarus - 0.3%
Development Bank of the Republic of Belarus JSC
6.75%, 5/2/2024(a)		870	832

Brazil - 1.1%
Petrobras Global Finance BV
6.90%, 3/19/2049		452	503
6.75%, 6/3/2050		2,000	2,166
Prumo Participacoes e Investimentos S/A
7.50%, 12/31/2031(a)		420	428

			3,097

Cayman Islands - 1.1%
Bioceanico Sovereign Certificate Ltd.
Zero Coupon, 6/5/2034(a)		4,283	3,079

Chile - 2.1%
Corp. Nacional del Cobre de Chile
4.38%, 2/5/2049(b)		570	701
3.70%, 1/30/2050(a)		1,150	1,281
Empresa de Transporte de Pasajeros Metro SA
5.00%, 1/25/2047(b)		400	495
4.70%, 5/7/2050(a)		870	1,083
Empresa Nacional del Petroleo
5.25%, 11/6/2029(a)		1,750	2,003
4.50%, 9/14/2047(b)		400	437

			6,000

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
China - 2.0%
Agile Group Holdings Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.25%), 8.38%, 12/4/2023(b)(f)(g)(h)	210	214
Avi Funding Co. Ltd.
3.80%, 9/16/2025(b)	900	1,004
Chinalco Capital Holdings Ltd.
4.00%, 8/25/2021(b)	1,100	1,108
CNAC HK Finbridge Co. Ltd.
4.13%, 7/19/2027(b)	400	445
GCL New Energy Holdings Ltd.
7.10%, 1/30/2021(b)	200	86
Minmetals Bounteous Finance BVI Ltd.
4.20%, 7/27/2026(b)	450	503
New Metro Global Ltd.
6.50%, 5/20/2022(b)	1,000	1,010
Redsun Properties Group Ltd.
9.95%, 4/11/2022(b)	200	205
Yango Justice International Ltd.
10.25%, 3/18/2022(b)	1,000	1,049

		5,624

Colombia - 1.4%
Ecopetrol SA
5.88%, 5/28/2045	2,290	2,620
Empresas Publicas de Medellin ESP
4.25%, 7/18/2029(a)	1,520	1,548

		4,168

Congo, Democratic Republic of the - 0.3%
HTA Group Ltd.
7.00%, 12/18/2025(a)	746	772

Costa Rica - 0.3%
Instituto Costarricense de Electricidad
6.95%, 11/10/2021(b)	600	598
6.38%, 5/15/2043(b)	500	389

		987

Ecuador - 0.3%
Petroamazonas EP
4.63%, 12/6/2021(a)(c)	1,155	899

El Salvador - 0.2%
AES El Salvador Trust II
6.75%, 3/28/2023(b)	800	744

Georgia - 0.3%
Georgian Railway JSC
7.75%, 7/11/2022(b)	750	766

Hungary - 0.3%
MFB Magyar Fejlesztesi Bank Zrt.
6.25%, 10/21/2020(b)	1,000	1,011

Indonesia - 3.0%
Indonesia Asahan Aluminium Persero PT
6.76%, 11/15/2048(b)	1,650	2,180
Medco Platinum Road Pte. Ltd.
6.75%, 1/30/2025(b)	200	195
Pertamina Persero PT
5.63%, 5/20/2043(b)	820	1,026
6.50%, 11/7/2048(b)	300	423
4.70%, 7/30/2049(b)	388	450
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13%, 5/15/2027(b)	600	653
3.88%, 7/17/2029(a)	1,940	2,101
5.25%, 5/15/2047(b)	700	841
4.88%, 7/17/2049(a)	678	788

		8,657

Kazakhstan - 2.6%
Kazakhstan Temir Zholy Finance BV
6.95%, 7/10/2042(b)	586	803
KazMunayGas National Co. JSC
4.75%, 4/19/2027(b)	750	839
5.75%, 4/19/2047(b)	3,298	4,109
KazTransGas JSC
4.38%, 9/26/2027(b)	1,450	1,578

		7,329

Kuwait - 0.4%
NBK Tier 1 Financing 2 Ltd.
(USD Swap Semi 6 Year + 2.83%), 4.50%, 11/27/2025(b)(f)(g)(h)	1,200	1,150

Malaysia - 1.0%
Petronas Capital Ltd.
4.50%, 3/18/2045(b)	1,150	1,541
4.55%, 4/21/2050(a)	890	1,217

		2,758

Mexico - 4.9%
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 7.76%), 8.38%, 10/14/2030(a)(f)(g)(h)	394	397
Banco Nacional de Comercio Exterior SNC
4.38%, 10/14/2025(b)	500	524
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026(b)(g)	500	490
Petroleos Mexicanos
(ICE LIBOR USD 3 Month + 3.65%), 3.96%, 3/11/2022(g)	1,349	1,320
5.38%, 3/13/2022	1,300	1,308
3.50%, 1/30/2023	500	483
6.49%, 1/23/2027(a)	903	863
5.35%, 2/12/2028	2,070	1,816
6.75%, 9/21/2047	831	675
7.69%, 1/23/2050(b)	3,820	3,340
7.69%, 1/23/2050(a)	1,032	902
6.95%, 1/28/2060(a)	2,509	2,054

		14,172

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
Morocco - 0.8%
OCP SA
6.88%, 4/25/2044(b)		1,750	2,176

Panama - 0.6%
Aeropuerto Internacional de Tocumen SA
6.00%, 11/18/2048(b)		697	773
Empresa de Transmision Electrica SA
5.13%, 5/2/2049(a)		850	992

			1,765

Peru - 1.2%
Nexa Resources SA
6.50%, 1/18/2028(a)		1,690	1,813
Peru LNG Srl
5.38%, 3/22/2030(b)		1,980	1,522

			3,335

Saudi Arabia - 0.8%
Saudi Arabian Oil Co.
3.50%, 4/16/2029(b)		2,050	2,288

South Africa - 1.0%
Eskom Holdings SOC Ltd.
5.75%, 1/26/2021(b)		800	780
6.75%, 8/6/2023(b)		800	763
8.45%, 8/10/2028(b)		635	615
Transnet SOC Ltd.
4.00%, 7/26/2022(b)		600	596

			2,754

South Korea - 0.2%
Woori Bank
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25%, 10/4/2024(a)(f)(g)(h)		560	566

Spain - 0.1%
International Airport Finance SA
12.00%, 3/15/2033(a)		250	212

Trinidad and Tobago - 0.3%
Trinidad Petroleum Holdings Ltd.
9.75%, 6/15/2026(a)		800	832

Turkey - 0.1%
Ronesans Gayrimenkul Yatirim A/S
7.25%, 4/26/2023(a)		281	242

Ukraine - 0.1%
State Savings Bank of Ukraine
9.63%, 3/20/2025(b)(d)		300	307

United Arab Emirates - 1.8%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/2/2047(b)		1,050	1,314
EA Partners I BV
6.88%, 9/28/2020(b)(c)		2,751	1,109
EA Partners II BV
6.75%, 6/1/2021(b)(c)		1,076	389
MDGH - GMTN BV
3.70%, 11/7/2049(a)		2,000	2,339

			5,151

Venezuela, Bolivarian Republic of - 0.0%(i)
Petroleos de Venezuela SA
8.50%, 10/27/2020(b)(c)		624	62
9.00%, 11/17/2021(b)(c)		1,240	30
12.75%, 2/17/2022(b)(c)		770	18
5.38%, 4/12/2027(b)(c)		730	18

			128

TOTAL CORPORATE BONDS (Cost $84,994)			84,428

OPTIONS PURCHASED - 1.0%

Call Options Purchased - 0.1%
European Union - 0.1%
Foreign Exchange EUR/ILS
9/9/2020 at EUR 3.90, Vanilla, European Style Notional Amount: EUR 10,451 Counterparty: Goldman Sachs International*	EUR	10,451	367
United States - 0.0%(i)
Foreign Exchange USD/ILS
9/9/2020 at USD 3.50, Vanilla, European Style Notional Amount: USD 11,499 Counterparty: Goldman Sachs International*		11,499	22

TOTAL CALL OPTIONS PURCHASED			389

Put Options Purchased - 0.9%
United States - 0.9%
Foreign Exchange USD/CNH
11/30/2020 at USD 7.05, Vanilla, European Style Notional Amount: USD 26,128 Counterparty: Goldman Sachs International*		26,128	372
Foreign Exchange USD/CNH
8/31/2020 at USD 7.05, Vanilla, European Style Notional Amount: USD 26,128 Counterparty: Goldman Sachs International*		26,128	268

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Foreign Exchange USD/JPY
8/14/2020 at USD 108.00, Vanilla, European Style Notional Amount: USD 38,409 Counterparty: Citibank, NA*	38,409	801
Foreign Exchange USD/JPY
11/12/2020 at USD 100.00, Vanilla, European Style Notional Amount: USD 20,695 Counterparty: Citibank, NA*	20,695	76
Foreign Exchange USD/JPY
11/10/2020 at USD 100.00, Vanilla, European Style Notional Amount: USD 9,717 Counterparty: Barclays Bank plc*	9,717	35
Foreign Exchange USD/JPY
8/14/2020 at USD 102.00, Vanilla, European Style Notional Amount: USD 38,390 Counterparty: Citibank, NA*	38,390	13
Foreign Exchange USD/MXN
11/30/2020 at USD 22.00, Vanilla, European Style Notional Amount: USD 26,128 Counterparty: Goldman Sachs International*	26,128	522
Foreign Exchange USD/MXN
8/31/2020 at USD 22.20, Vanilla, European Style Notional Amount: USD 26,128 Counterparty: Goldman Sachs International*	26,128	362

TOTAL PUT OPTIONS PURCHASED		2,449

TOTAL OPTIONS PURCHASED (Cost $3,762)		2,838

U.S. GOVERNMENT AGENCY SECURITIES - 0.7%
Israel - 0.7%
Israel Government AID Bond
4.50%, 1/30/2043 (Cost $1,686)	1,500	1,993

Investments	Shares (000)	Value ($000)
SHORT-TERM INVESTMENTS - 3.2%

INVESTMENT COMPANIES - 3.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.22%(j)(k) (Cost $9,068)	9,061	9,068

Total Investments - 98.5% (Cost $288,018)		281,620
Other Assets Less Liabilities - 1.5%		4,389

Net Assets - 100.0%		286,009

Percentages indicated are based on net assets.

Abbreviations
CNH	China Renminbi
CZK	Czech Republic Koruna
EUR	Euro
GMTN	Global medium term note
ICE	Intercontinental Exchange
ILS	Israeli Shekel
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PT	Limited liability company
RSD	Serbian dinar
UAH	Ukrainian Hryvnia
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Defaulted security.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of July 31, 2020.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of July 31, 2020.

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of July 31, 2020.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of July 31, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Amount rounds to less than 0.1% of net assets.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of July 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of July 31, 2020 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
U.S. Treasury 2 Year Note	69	09/2020	USD	15,248	13
U.S. Treasury Long Bond	32	09/2020	USD	5,831	69

					82

Abbreviations
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of July 31, 2020 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)

EUR	1,092	USD	1,243	Standard Chartered Bank	8/17/2020	44
BRL	1,650	USD	305	Citibank, NA**	8/24/2020	11
CLP	271,923	USD	351	Barclays Bank plc**	8/24/2020	8
CLP	524,961	USD	666	Merrill Lynch International**	8/24/2020	27
CZK	24,181	USD	1,030	Citibank, NA	8/24/2020	56
EUR	305	PLN	1,344	BNP Paribas	8/24/2020	1
EUR	306	TRY	2,428	Goldman Sachs International	8/24/2020	20
HUF	215,802	EUR	615	BNP Paribas	8/24/2020	13
HUF	106,887	USD	354	BNP Paribas	8/24/2020	12
MXN	22,033	USD	967	HSBC Bank, NA	8/24/2020	20
PLN	6,700	USD	1,695	BNP Paribas	8/24/2020	94
THB	21,641	USD	693	BNP Paribas	8/24/2020	1
USD	1,089	COP	3,981,082	Barclays Bank plc**	8/24/2020	24
USD	356	MXN	7,814	Goldman Sachs International	8/24/2020	6
USD	351	RUB	25,173	Barclays Bank plc**	8/24/2020	12
USD	356	TRY	2,506	Barclays Bank plc	8/24/2020	4
USD	356	TRY	2,490	Goldman Sachs International	8/24/2020	7
USD	351	ZAR	5,835	Barclays Bank plc	8/24/2020	10
USD	1,149	ZAR	19,400	State Street Corp.	8/24/2020	17

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)

CLP	3,108,297	USD	3,937	Goldman Sachs International**	9/23/2020	170
CNY	37,244	USD	5,273	HSBC Bank, NA**	9/23/2020	40
CZK	190,414	EUR	7,166	Royal Bank of Canada	9/23/2020	98
CZK	62,384	USD	2,743	Citibank, NA	9/23/2020	58
CZK	40,463	USD	1,725	Standard Chartered Bank	9/23/2020	91
EUR	5,899	USD	6,689	State Street Corp.	9/23/2020	267
INR	197,762	USD	2,580	Citibank, NA**	9/23/2020	44
JPY	555,795	USD	5,187	Citibank, NA	9/23/2020	67
JPY	29,752	USD	273	Goldman Sachs International	9/23/2020	8
MXN	113,318	USD	4,984	Goldman Sachs International	9/23/2020	74
MXN	51,172	USD	2,241	Merrill Lynch International	9/23/2020	43
PLN	10,918	USD	2,865	State Street Corp.	9/23/2020	51
USD	2,135	IDR	31,045,426	Barclays Bank plc**	9/23/2020	43
USD	5,395	MXN	119,550	Barclays Bank plc	9/23/2020	59
USD	8,291	RUB	582,854	Standard Chartered Bank**	9/23/2020	487
USD	2,653	THB	82,540	Goldman Sachs International	9/23/2020	6

Total unrealized appreciation						1,993

USD	2,911	EUR	2,576	Barclays Bank plc	8/17/2020	(125)
BRL	2,734	USD	528	Barclays Bank plc**	8/24/2020	(4)
BRL	922	USD	178	Goldman Sachs International**	8/24/2020	(2)
COP	3,517,824	USD	961	Barclays Bank plc**	8/24/2020	(20)
COP	355,068	USD	96	Goldman Sachs International**	8/24/2020	(1)
EUR	307	CZK	8,107	BNP Paribas	8/24/2020	(2)
MXN	7,949	USD	357	Goldman Sachs International	8/24/2020	(1)
RUB	25,837	USD	357	Barclays Bank plc**	8/24/2020	(10)
RUB	97,583	USD	1,365	BNP Paribas**	8/24/2020	(53)
USD	772	AUD	1,111	Citibank, NA	8/24/2020	(22)
USD	973	CLP	746,006	Barclays Bank plc**	8/24/2020	(12)
USD	97	CLP	74,434	Goldman Sachs International**	8/24/2020	(1)
USD	1,745	EUR	1,525	Goldman Sachs International	8/24/2020	(52)
USD	355	HUF	104,787	BNP Paribas	8/24/2020	(4)
USD	690	PHP	34,279	Citibank, NA**	8/24/2020	(7)
USD	675	SEK	6,182	BNP Paribas	8/24/2020	(29)
ZAR	5,828	USD	347	Barclays Bank plc	8/24/2020	(7)
BRL	21,737	USD	4,200	Citibank, NA**	9/23/2020	(41)
COP	15,228,386	USD	4,065	Goldman Sachs International**	9/23/2020	(1)
IDR	28,545,457	USD	1,980	Standard Chartered Bank**	9/23/2020	(57)
RUB	346,397	USD	4,895	BNP Paribas**	9/23/2020	(257)
RUB	51,085	USD	735	Goldman Sachs International**	9/23/2020	(51)
THB	82,540	USD	2,668	BNP Paribas	9/23/2020	(22)
USD	1,999	CLP	1,595,884	Merrill Lynch International**	9/23/2020	(110)
USD	1,973	CLP	1,554,149	Standard Chartered Bank**	9/23/2020	(81)
USD	5,239	CNY	37,244	Goldman Sachs International**	9/23/2020	(74)
USD	4,026	COP	15,228,386	Standard Chartered Bank**	9/23/2020	(38)
USD	8,189	CZK	195,000	BNP Paribas	9/23/2020	(565)
USD	2,090	CZK	49,381	HSBC Bank, NA	9/23/2020	(127)
USD	2,573	INR	197,762	Merrill Lynch International**	9/23/2020	(51)
USD	5,352	JPY	585,547	Citibank, NA	9/23/2020	(183)
USD	1,973	MXN	44,941	Barclays Bank plc	9/23/2020	(33)

Total unrealized depreciation						(2043)

Net unrealized depreciation						(50)

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding - buy protection(a) as of July 31, 2020 (amounts in thousands):
Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2025	5.61	USD 4,764	881	23	904

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar

Summary of total OTC swap contracts outstanding as of July 31, 2020 (amounts in thousands):

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	881	904

Written Call Options Contracts as of July 31, 2020 (amounts in thousands, except number of contracts):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)

Foreign Exchange EUR/ILS	Goldman Sachs International	10,451,000	EUR 10,451	EUR 3.90	9/9/2020	(367)
Foreign Exchange USD/ILS	Goldman Sachs International	11,498,500	USD 11,499	USD 3.50	9/9/2020	(21)

						(388)

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Written Put Options Contracts as of July 31, 2020 (amounts in thousands, except number of contracts):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)

Foreign Exchange USD/CNH	Goldman Sachs International	26,128,000	USD 26,128	USD 7.05	11/30/2020	(372)
Foreign Exchange USD/CNH	Goldman Sachs International	26,128,000	USD 26,128	USD 7.05	8/31/2020	(268)
Foreign Exchange USD/JPY	Citibank, NA	38,409,375	USD 38,409	USD 102.00	8/14/2020	(14)
Foreign Exchange USD/JPY	Citibank, NA	38,390,000	USD 38,390	USD 108.00	8/14/2020	(801)
Foreign Exchange USD/MXN	Goldman Sachs International	26,128,000	USD 26,128	USD 22.00	11/30/2020	(522)
Foreign Exchange USD/MXN	Goldman Sachs International	26,128,000	USD 26,128	USD 22.20	8/31/2020	(362)

						(2,339)

Total Written Options Contracts (Premiums Received $4,822)						(2,727)

Abbreviations
CNH	China Renminbi
EUR	Euro
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$–	$84,428	$–	$84,428
Foreign Government Securities	–	183,293	–	183,293
Options Purchased
Call Options Purchased	–	389	–	389
Put Options Purchased	–	2449	–	2,449

Total Options Purchased	–	2,838	–	2,838

U.S. Government Agency Securities	–	1,993	–	1,993
Short-Term Investments
Investment Companies	9,068	–	–	9,068

Total Investments in Securities	$9,068	$272,552	$–	$281,620

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$1,993	$–	$1,993
Futures Contracts	82	–	–	82
Swaps	–	23	–	23

Total Appreciation in Other Financial Instruments	$82	$2,016	$–	$2,098

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(2,043)	$–	$(2,043)
Options Written
Call Options Written	–	(388)	–	(388)
Put Options Written	–	(2339)	–	(2,339)

Total Depreciation in Other Financial Instruments	$–	$(4,770)	$–	$(4,770)

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the period ended July 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at July 31, 2020	Shares at July 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.22%(a)(b)	$6,875	$366,898	$364,756	$52	$(1)	$9,068	9,061	$107	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	987	7,376	8,363	—	—	—	—	4	—

Total	$7,862	$374,274	$373,119	$52	$(1)	$9,068		$111	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of July 31, 2020.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are adjusted daily to reflect the current market value of the option written and the change is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

(2). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in market value on open future contracts are recorded as changes in unrealized appreciation or depreciation. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A, an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JULY 31, 2020 (Unaudited) (continued)

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.